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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                January 28, 1997
                                ----------------


                       PAREXEL International Corporation
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)





      Massachusetts                   0-27058                 04-2776269
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     (State or Other                 (Commission             (IRS Employer
     Jurisdiction of                 File Number)            Identification No.)
     incorporation)


      195 West Street, Waltham, Massachusetts                 02154
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     (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code (617) 487-9900
                                                   -----------------------------
                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report).
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ITEM 5. OTHER EVENTS.
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     On January 28, 1997, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

EXHIBIT NO.                  EXHIBIT
-----------                  -------

99.1                         Press release of the Company dated January 28, 1997

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PAREXEL International Corporation



Dated:  January 28, 1997                 By:     /s/ William T. Sobo, Jr.
                                            -----------------------------------
                                            William T. Sobo, Jr., Senior
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Clerk




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                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Press release of the Company dated January 28, 1997